Supplement, dated June 30, 2006, to the
                         Prospectus, dated May 1, 2006,
                                       of
                     Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
       Seligman Investment Grade Fixed Income Portfolio (the "Portfolio")

The following information supersedes and replaces the information contained under the caption "Portfolio Management" on page 27 of the Fund's Prospectus:

The Portfolio is managed by Seligman's Investment Grade Team, headed by Mr. Francis L. Mustaro.

Mr. Mustaro, a Senior Vice President, Investment Officer of Seligman, is Vice President of the Fund and Portfolio Manager of the Portfolio. In addition to his responsibilities in respect of the Portfolio, Mr. Mustaro is Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income, Inc., Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Fund, Portfolio Manager of Seligman Cash Management Portfolio (a portfolio of the Fund), and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management ("CAM") since 1995, a Managing Director of CAM since 2004 and, prior thereto, a Director of CAM since 2000.

Mr. Paul J. Pertusi, a Vice President of Seligman, is a member of Seligman's Investment Grade Team. Mr. Pertusi was employed as an investment professional with Seligman from April 2002 through January 2005, and then was employed as an investment professional with Schroders Investment Management until he returned to Seligman in July 2005. Previously, he was Portfolio Manager for the Fixed Income Management Group at the Bank of New York since 1997. Mr. Pertusi provides assistance to Mr. Mustaro in managing the Portfolio through his research and contributions to the investment decisions with respect to the corporate bonds portion of the Portfolio.

The Fund's Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Team") and other accounts managed by each member of the Portfolio Team and each member of the Portfolio Team's ownership of securities of the Portfolio.

                     Supplement, dated June 30, 2006 to the
             Statement of Additional Information, dated May 1, 2006
                                       of
                     Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
       Seligman Investment Grade Fixed Income Portfolio (the "Portfolio")

The following information is added to the table on page 37 of the Fund's Statement of Additional Information, dated May 1, 2006 (the "SAI"), under the caption "Portfolio Managers - Other Accounts Managed By Portfolio Managers, and Compensation - Seligman Investment Grade Fixed Income Portfolio". Table headings have been restated for your convenience.

-----------------------------------------------------------------------------------------------------
                                                         Other Pooled
     Portfolio Manager     Registered Investment          Investment               Other Accounts
                                 Companies                 Vehicles
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Paul J. Pertusi**        2 Registered Investment   1 Pooled Investment       31 Other Accounts with
                         Companies with            Vehicle with              approximately $333.7
                         approximately $111.9      approximately $3.5        million in total assets
                         million in total assets   million in total assets   under management.
                         under management.         under management.
-----------------------------------------------------------------------------------------------------

** As of May 31, 2006.

The following supersedes and replaces the sentence following the table on page 37 of the Fund's SAI, under the caption "Portfolio Managers - Other Accounts Managed By Portfolio Managers, and Compensation - Seligman Investment Grade Fixed Income Portfolio".

Neither Mr. Mustaro nor Mr. Pertusi manage accounts that have an advisory fee based on the performance of the account.

The following information is added to the section entitled "Portfolio Managers - Other Accounts Managed By Portfolio Managers, and Compensation - Seligman Investment Grade Fixed Income Portfolio - Compensation" on page 37 of the Fund's SAI.

As compensation for his responsibilities, Mr. Pertusi received a base salary and discretionary bonus for the year-ended 2005.